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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


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    Date of Report (Date of earliest event reported): August 23, 1999


                             WITCO CORPORATION
           (Exact name of registrant as specified in its charter)


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          Delaware                001-4654              13-1870000
(State or other jurisdiction  (Commission File       (I.R.S. Employer
      of incorporation)             Number         Identification Number)

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                             One American Lane
                           Greenwich, Connecticut
                                 06831-2559
            (Address of principal executive offices) (Zip code)



     Registrant's telephone number, including area code: (203) 552-2000

                                    N/A

       (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     Crompton & Knowles Corporation, a Massachusetts corporation, and Witco Corporation, a Delaware corporation, commenced a series of joint presentations for shareholders on August 23, 1999. The presentations relate to the planned merger of the two companies. A copy of the presentation is attached as an exhibit hereto and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

         -  Not Applicable

(b) Pro forma financial information.

         -  Not Applicable

(c)  Exhibit.

     99.6     Shareholder Presentation dated August 23, 1999.


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                                 SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             WITCO CORPORATION
                             (Registrant)


Date: August 25, 1999        By:   /s/ Camillo DiFrancesco
                                   -----------------------------------
                                    Name: Camillo DiFrancesco
                                    Title: Senior Vice President
                                             & Chief Financial Officer


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                               EXHIBIT INDEX


Exhibit No.                        Description of the Exhibit

99.6             Shareholder Presentation dated August 23, 1999